UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2007

BANK OF FLORIDA CORPORATION
(Exact name of registrant as specified in its charter)

Florida	333-74997	59-3535315
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
	Of incorporation)	Identification No.)

1185 Immokalee Road, Naples, Florida	34110
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (239) 254-2100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2007, Pierce Neese was elected to Bank of Florida Corporation’s Board of Directors. Mr. Neese has over 30 years experience in commercial banking. Mr. Neese was a former director of Old Florida Bankshares, Inc. Mr. Neese has been Chairman of United Security Bank, with offices in Spartan and Woodstock, Georgia, where he has been since 1974.

Item 9.01.Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued on May 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of Florida Corporation
(Registrant)

Date: May 3, 2007	By:	/s/ Michael L. McMullan
Michael L. McMullan
President and Chief Executive Officer